UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2026
CIRCLE INTERNET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42671	99-2840274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One World Trade Center New York, NY 10007
(332) 334-0660
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CRCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 16, 2026, the Board of Directors (the “Board”) of Circle Internet Group, Inc. (the “Company”) increased the size of the Board to nine directors and appointed Kirk Koenigsbauer to the Board and its Compensation Committee and Risk Committee, effective immediately. Mr. Koenigsbauer has been designated as a Class III director, and will serve in such capacity until the earlier of the Company’s annual meeting of stockholders in 2028, until his successor is duly elected and qualified, or until his earlier resignation, death, or removal.

The Board has determined that Mr. Koenigsbauer is independent and meets the applicable independence requirements of the New York Stock Exchange. There are no transactions in which Mr. Koenigsbauer had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. Koenigsbauer will receive compensation for Board and committee service commensurate with the Company’s other non-employee directors.

Mr. Koenigsbauer, age 58, is President and Chief Operating Officer of Microsoft’s Experiences and Devices Group, focused on Microsoft 365 and Copilot. Mr. Koenigsbauer brings more than 30 years of experience building global enterprise software platforms and commercial cloud computing services. At Microsoft, he led the transition of Office to the cloud with Office 365, spearheaded Microsoft 365 as an integrated productivity platform, and helped establish Microsoft’s Security business. His work includes large-scale cloud platforms, enterprise AI services, and digital technologies used by people and organizations worldwide. Earlier in his career, he was a product leader at Amazon.com during its rapid expansion in the late 1990s. Mr. Koenigsbauer also serves on the Board of Directors of Thomson Reuters. He holds a B.A. from Colby College.

A copy of the Company’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press release dated March 17, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CIRCLE INTERNET GROUP, INC.

Date: March 17, 2026                        By:    /s/ Sarah K. Wilson
Name:     Sarah K. Wilson
Title:     General Counsel and Corporate Secretary